UNITED STATES SECURITIES AND
                               EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 12, 2008


                        AMERICAN BONANZA RESOURCES CORP.
             (Exact name of registrant as specified in its charter)

                                     Nevada
                 (State or other jurisdiction of incorporation)

                                   333-130286
                            (Commission File Number)

                                   20-2781289
                        (IRS Employer Identification No.)

               94 Dowdeswell Street, PO Box N7521, Nassau Bahamas
              (Address of principal executive offices and Zip Code)

                                  866-640-8818
               Registrant's telephone number, including area code

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On September 12, 2008 Thomas Gelfand resigned as our President, Chief Executive Officer, Treasurer, Chief Financial Officer, Secretary and as a director. As a result, prior to such resignation, on September 12, 2008 we appointed Wolf Seyfert as President, Chief Executive Officer, Treasurer, Chief Financial Officer, Secretary and as a director of our company.

Our board of directors and officers is now Wolf Seyfert.

WOLF SEYFERT

Mr. Seyfert has been a commercial airline pilot for the last 25 years. For the last 10 years he has been a pilot with Western Air in Nassau, Bahamas and is currently Director of Operations for the Company.

Mr. Seyfert has been a director of several public companies over the years with several of them being resource companies.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN BONANZA RESOURCES CORP.


/s/ Wolf Seyfert
-------------------------------
Wolf Seyfert
President

September 12, 2008

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